Exhibit 99.1

I N T E R F A C E
Interface, Inc.
Investor Presentation
September 2005

Forward Looking Statements

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors,”included in the amendment to the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.

Business Overview

# Interface is a Leader in the Commercial Interiors Market

**2002 Portfolio Mix** | **LTM 2005 Portfolio Mix**


19%
12%
1%
21%
47%
Core Focused
20%
2%
12%
66%
Modular Carpet
Broadloom Carpet
Fabrics
Specialty Products
Service (Divested in 2004)

## Interface Consolidated 2004 - Portfolio Mix

| Interface Portfolio (2004) | *TARGET Portfolio Mix* |
|---|---|
| 99% Commercial<br>1% Residential | *95% Commercial*<br>*5% Residential* |
| 70% Corporate Office<br>30% Non-Corporate | *55% Corporate Office*<br>*45% Non-Corporate* |
| 90% Refurbishment<br>10% New Construction | *90% Refurbishment*<br>*10% New Construction* |

Interface, Inc. – September, 2005

4

Top designers picked Interface brands as #1 in four of the six categories
Interface Strengths
Market Leader in Attractive Modular Segments
Preeminent Brands -Quality, Reliability and Leadership
Innovative Design and Development Capabilities
Leader in Sustainability
Made to Order / Low Cost Global Manufacturing Capabilities
The world leader and a global manufacturer of carpet tiles
Most recognized brands in the industry for high quality, reliability and premium positioning in the marketplace
Best specifying sales force in the Industry
Interface pioneered the concept of sustainability in our industry
Strong Free Cash Flow Generation
Interface products provide high contribution margins
A unique “make to order”
model separates Interface from the competition
Sales Force -Established Design Community Relationships

Preeminent Brands -Quality, Reliability, DesignS Source: Floor Focus 2004

# Innovative Design and Development Capabilities Through Our Differentiated Made to Order Business Approach

**Interface Operational Model**


100%
0%
% MADE TO ORDER
Americas Modular
Asia Pacific Modular
Americas Broadloom
Europe Modular
Fabrics
1
INVENTORY TURNS
12

| | Inventory Turns | |
|---|---|---|
| | **2004** | ***TARGET*** |
| **Asia Pacific** | 4.5 | 5.0 |
| **Europe** | 5.8 | 6.0 |
| **Americas IFS** | 10.0 | 12.0 |
| **Americas BPS** | 3.7 | 5.0 |
| **Fabrics** | 3.5 | 4.0 |
| **Interface Consolidated** | **4.7** | **5.6** |

## The Migration to a Make to Order Model

**Operations**

1. Increase speed to market
2. Decrease lead time to customers
3. Promote lean manufacturing culture
4. Increase inventory turns
5. Lead in innovation and adaptability
   - Ex: Portable creels and r-coners allow us to maximize yarn utilization and virtually eliminate yarn waste
6. Increase opportunities for sustainability
7. Focus operations on continuous cost improvement

**Sales**

- Manufacturing will give up long production runs and make orders within 3% of requirement
- Managing change - over time will become more important than managing run time

Interface, Inc. – September, 2005

7

Leader in Sustainability
Industrial Model of a Sustainable Enterprise
1.Eliminate Waste
2.Benign Emissions
3.Renewable Energy
4.Closed Loop Material Supply
5.Resource Efficient Transportation
6.Sensitivity Hook Up (Social Responsibility)
7.Redesign Commerce
Interface’s Seven Fronts of Sustainability

Source: Floor Focus 2004

The Path Forward

-40%-30%-20%-10%0%10%20%30%The Industry is Off from Historical Highs, but Shows Signs of a Recovery BIFMA Orders Year over Year Change %Growth for the year in 2005 is forecasted to be 9.2% versus 2004Forecasts are pointing to a recovery in the office furniture markets, due primarily to strong non-residential construction growth and an improved employment report.
Source: Global Insight; BIFMA

36% decline from Peak to Trough (2000 -2003)

In the Face of a Significant Industry Downturn, Interface Grew Stronger Office Recovery1983 IPO $3.5Developed Platforms for Growth Our Challenge is to Execute Our Platforms for Growth Interface, Inc. (IFSIA) Stock Price History Segmentation Growth Projected Beginning of Office Rebound

In 2004 Interface Built a Foundation for Future Growth …Which Has Continued into 20052005Liquidity Improved Significantly Increased Market Share in the Corporate Office Continued to Execute Market Segmentation Accelerated Modular Carpet Growth in the US and Asia-Pacific Established Positive Sales and Profitability Growth Trends in Europe Established a Foundation for Residential Growth Realized Sustained Profitability in Fabrics Improved Broadloom Profitability Successfully Exited the Service Business Solidified Interface’s Position on Sustainability to Drive Growth2005 LTM Operating Income Up 115% vs. YE 20032005 LTM Sales Growth of 22 % vs. YE 2003EXECUTE SUSTAINABLE GROWTH

# Interface Showed Considerable Gains From the Trough, Despite a Sluggish Corporate Office Market … Segmentation is Driving Results


(000's)
Interface Net Sales Revenue
2000 - 2005
$1,200
$1,000
$800
$600
$400
$200
$0
$1,017
$876
$745
$767
$881
$936
2000
2001
2002
2003
2004
LTM Q2 2005
9% off of 5 year High Mark

**Growth occurred through the execution of Interface's Strategic Platforms**


$ 936 M
Interface LTM 2005
22 % Growth YTD
Emerging Markets
44% Growth
Residential
270% Growth
Market Segmentation
33% Growth
Corporate Office
14% Growth
Interface 2003
$ 767 M
Baseline

Note: * Platform percentage (%) growth figures are Year over Year, 2003 versus LTM 2005
** All numbers exclude discontinued operations

Interface, Inc. – September, 2005
13

69.44.524.931.460.767.742.640.832.733.334.134.12154.622.46.2$0$40$80$120$16020002001200220032004LTM Q22005…More Growth Opportunity Still Exists Interface EBITDA2000 -LTM 2005EBIT; Earnings before Interest & Taxes Depreciation and Amortization Restructuring Charges$ 133.0$ 99.9$ 80.0$ 70.9$ 94.8(000’s)23% off of 5 year High Mark…There still remains substantial growth opportunity$ 101.8

The Path Forward will be to Continue to Capitalize on Interface’s Platforms for Growth

Execute Market Segmentation The Interface Opportunity Residential Growth Capture Emerging Markets Advance Sustainability Strategic Objective Significant economic growth forecasted for emerging markets -China, Japan, MEA, India and E. Europe Carpet tile acceptance in non-corporate office applications is gaining momentum Fabrics segmentation opportunities exist in automotive, industrial, and window treatments Large worldwide residential market Lead the modular growth into other segments Utilize existing technology in fabrics to segment into these other markets Expand Broadloom into Tenant Improvement, Education and Healthcare Create the master brand InterfaceFLOR Create a high-end niche broadloom offering with Prince Street House and HomeLead and shape the modular growth in Eastern Europe, the Middle East and Asia Leverage Interface’s leadership position on sustainability to drive business Grow Corporate Share The global office market has been in a prolonged decline and is primed for a recovery Lead the continuing growth of modular in the more mature office market Our customers want sustainable products

As Well as Focus on Continued Operational Excellence The Interface Opportunity Tighten the Supply Chain Focus on Productivity De-Lever the Balance Sheet Strategic Objective High potential for operating leverage and strong cash flows Capitalize on global sourcing opportunities Continually push supply chain integration across the business units through “make to order” and in other areas Capitalize on the free cash flow characteristics of the business Improve credit rating Grow sales while minimizing SG&A cost increases; only invest in growth initiatives Realize integration savings in fabrics and Europe modular Current Made to Order business has moved Americas Modular to 10 inventory turns/year Migrate Make to Order business model across the entire enterprise Recent restructuring initiatives are continuing to yield additional annual savings

Three-Year Tenets for Success•De-lever the balance sheet through increased profitability, best-in-class supply chain, and divestiture of underperforming assets.•Execute a global Interface branding strategy.•Lead and shape the modular market expansion through mass distribution on a global basis.•Invest in capacity to meet the current and future demands, particularly in the Americas and Asia-Pacific modular businesses.•Execute segmentation in Europe -see our way to a 10% operating income.•Build a residential tile business with commercial crossover opportunities.•Increase sales in Bentley Prince Street to drive profitability by absorbing overhead.•Achieve sales and operating improvements in Fabrics while diversifying the sales base to lessen dependence on panel fabrics.•Capitalize on our position in sustainability to drive market share penetration.

2004 demonstrated great progress in the growth of the corporate platform Continued maintenance of Interface’s share in the corporate office market, combined with modest 5% growth in the corporate office market itself, will produce desired results Corporate Office Recovery $ 150 M Base Year 2003 Execution Drivers Interface Growth Platform Maintain or Grow Corporate Share $ 767 M Net sales 2003 (Target) $ 1.1B

Maintain or Grow Corporate Share Commercial Office Applications

# Maintain or Grow Corporate Share
## Modular is Taking Share



Interface Modular Gross Sales and Margin
2000 - 2005
$ in Millions
% Operating Profit Margin
700
600
500
400
300
200
100
0
$553
$480
$444
$483
$589
$648
20%
15%
10%
5%
0%
2000
2001
2002
2003
2004
LTM Q2 2005
Actual Modular Gross Sales
Modular Operating Profit %

***Operating % TARGET of 15%***

**Interface Modular GROWTH in 2004 was 20% - Taking share in a Specified Office Market that is estimated to be UP 8%**

**Hot Products**

Carpet Tile has remained the most often specified product over the last several years. Figures reflect the number of designers who are specifying more of the products below.

| | | 2004 | 2003 | 2002 |
|---|---|---|---|---|
| 1 | Carpet Tiles | 58% | 56% | 55% |
| 2 | Linoleum | 40% | 30% | 24% |
| 3 | Ceramic / Porcelin | 31% | 33% | 41% |
| 4 | Stone | 31% | 29% | 47% |
| 5 | Vinyl | 30% | 25% | 31% |
| 6 | Rubber | 30% | 27% | 30% |
| 7 | Hardwood | 24% | 17% | 30% |
| 8 | Laminate | 21% | 10% | 17% |
| 9 | Area Rugs | 20% | 28% | 34% |
| 10 | Cork | 19% | 14% | 17% |
| 11 | Bamboo | 16% | 21% | 23% |
| 12 | 6' Rolls | 12% | 14% | 13% |
| 13 | Broadloom | 11% | 12% | 15% |
| **Fibers** | | | | |
| 1 | Nylon | 19% | 20% | 18% |
| 2 | Wool | 4% | 11% | 13% |
| 3 | Polyester | 4% | 4% | 3% |
| 4 | Olefin | 4% | 5% | 1% |

***SOURCE: Floor Focus 2004***

Interface, Inc. – September, 2005

20

Maintain or Grow Corporate Share Bentley Prince Street and Interface Fabrics Sales are Returning Bentley Prince Street Gross Sales2000 -2005$ in Millions Actual BPS Gross Sales Interface Fabrics Gross Sales 2000 -2005$ in Millions Actual Interface Fabrics Gross Sales$176$141$116$110$120$12102040608010012014016018020020002001200220032004LTM Q22005$250$210$202$188$192$19505010015020025030020002001200220032004LTM Q22005

# Interface Growth Platform
## Execute Market Segmentation


(Target)
$ 1.1B
Non-Office Commercial Market Segmentation
$125M
Corporate Office Recovery
$ 150 M
Base Year
2003
$ 767M
Net sales
2003

### *Execution Drivers*

- **Segmentation is taking hold in the U.S., with promising gains towards our Segmentation Platform goals**
- **Positive results are anticipated in Europe and Asia Pacific**
- **The Institutional (government and education) and Healthcare segments represent the largest global opportunities for Interface modular**

**The Top FIVE Opportunities**

1. Education
2. Retail – Instore Use
3. Healthcare
4. Hospitality
5. Automotive

Interface, Inc. – September, 2005
22

67%64%58%54%49%48%50%33%36%42%46%51%52%50%0%25%50%75%100%20002001200220032004YTD2005TargetInterface Americas Modular Sales Mix Corporate vs. Non-Corporate 2000 -2004Execute Market Segmentation Segmentation is Taking Hold in the US …The Interface Segmentation Strategy is Showing Results in the United States …Corporate Segment Sales Non-Corporate Segment Sales 2004 2003 Corporate 63% 75% Education 54% 28% Healthcare 46% 25% Retail 35% 16% Hospitality 26% 5% Do NOT Specify Carpe9%N/APublic Spaces6%7%Fitness4%N/AWhere are you Specifying Carpet Tile? Although the majority of respondents are specifying Carpet Tile for Corporate jobs, the Top 25 are also specifying it for their projects in new markets sectors Americas Modular Business up 22% in 2004 !!! …Due Primarily to a Focus on Segmentation…Opportunity for Segmentation Growth is Large in Europe and Asia Pacific SOURCE: Floor Focus 2004

Execute Market Segmentation Healthcare is Ready for Modular

US Green Buildings Council LEED certification program will introduce building guidelines in 2004 for healthcare’s special needs.1.Infection control.2.Indoor air quality.3.Low VOC.

Execute Market Segmentation Interface Modular Meets Education’s Special Needs
1.Antimicrobial protects products against mold and mildew.2.Lasts longer than broadloom (selective replacement).3.Lowers installation costs and makes less waste. Including 2002 spending, $169 billion will have been spent through 2004 on new, retrofit and addition construction

Execute Market Segmentation Retail and Service Buildings -Largest Commercial Floor Space
The tremendous amount of Retail and Service floor space represents a huge upside potential for Modular Carpet1.Retail and Service floor spaces are generally high traffic areas.2.Easier to isolate and repair problem spots.3.Less interruption of business traffic.

Execute Market Segmentation Hospitality Industry -Ideal Candidate For Interface Modular
The hospitality industry has a high degree of traffic flow and a need for quick and easy maintenance, making Interface Modular an ideal product1.Modular in Hospitality applications makes it easier to isolate and repair any problem spots in floor covering2.Estimated 7.4 million square feet of Hospitality floor space in the U.S.
* HYATT in Atlanta, GA

Execute Market Segmentation Hospitality -The Hyatt Atlanta Carpet Tile Even Works in Common Areas

Interface Growth Platform Expand the Residential Business
$ 767MNet sales 2003(Target)$ 1.1B

Residential Expansion$50M
Non-Office Commercial Market Segmentation$125M
Corporate Office Recovery$ 150 M
Base Year2003

Execution Drivers•With the entrance of InterfaceFLOR, Prince Street House & Home and Heuga Home Flooring, 2004 marked the beginning for Interface in the residential market•US residential carpet market is approximately $11B -current tile penetration is minimal

# Expand the Residential Business
## Interface Flor and Prince Street House & Home Show Positive Results


Interface Flor
13 Week Rolling Order Trend 2004
Q4 2003
Q1 2005

**Interface Flor and Prince Street House & Home**

- Positive sales trend
- Growing designer registration
- Interface Flor - Established branded programs with Lowe's, Design Within Reach, boutique retail and others
- Prince Street H&H - Currently in 256 retail store locations

The Interface commercial brands benefit from the "buzz" with designers that the Flor and Heuga residential brands create


INTERFACE and HEUGA COMMERCIAL BRANDS
RESIDENTIAL BRANDS
FLOR
HEUGA
PRINCE ST H&H

Interface, Inc. – September, 2005
30

Expand the Residential Business The Residential Opportunity
Consumers desire customizable, smart and better quality products that solve problems Lifestyle trends Desire for new applications “Cocooning” trend of investing in the home Purchasing trends DIY --“Do it yourself ”Design it yourself” Internet and catalog sales on rise Design-influenced consumer Marketplace shift toward focus on design

Expand the Residential Business InterfaceFLOR Roll-out to Lowe’s
Lowe’s for Interface Flor Homeowners are able to buy Interface Products at a growing number of Lowe’s locations InterfaceFLOR is being rolled out to over 1,000 stores nationwide. Atlanta and Los Angeles markets will carry inventory and include advertising campaigns.

Interface Growth Platform Capture Emerging Markets$ 767MNet sales 2003(Target)$ 1.1B
Execution Drivers Interface took large steps towards achieving the goals set forth in the Emerging Markets Platform in 2004The Asian markets continue to represent a large sales growth opportunity for Interface in both Fabrics and Modular Base Year 2003The Top FIVE Opportunities1.China2.Japan3.Eastern Europe4.Middle East5.India Corporate Office Recovery$ 150 M Non-Office Commercial Market Segmentation $125M Residential Expansion $50M merging Markets $35M

The China Opportunity Capturing Emerging Markets The China Opportunity1.Chinais the fastest growing carpet tile manufacturing country with over 15 producers in 2004. There is a high possibility of partnerships between USA / European manufacturers and their Chinese counterparts.2.The China market for carpet tile is estimated to reach 6.25 million meters in 2004and grow at a rate of 15% -20%over the next 5 years.3.China is investing heavily in tufting, and manufacturing costs are low. There is a lack of styling, tile backing technology and quality controls, which affords us opportunity.4.The China market is dominated by low priced product. Polypropylene will remain the main fiber used in China in 2004, but should be moving strongly to nylon .Interface Opportunity in China Interface is beginning to take share in the China market …The Modular explosion is Underway !!! $2,400$4,200$8,000$12,000$16,000$0$4,000$8,000$12,000$16,000$20,000200320042005F2006F2007F$ in (000’s)Gross Sales Actual (2003 and 2004) -Forecasted Gross Sales (2005 through 2007)SOURCE: BMW Associates 2003

We Don’t Know How Far Modular Can Go …